U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

March 14, 2018

Date of Report

(Date of earliest event reported)

(Exact name of Registrant as specified in its Charter)

Nevada	99-0377457
(State or other jurisdiction of incorporation or formation)	I.R.S. Employer Identification Number

168 North Johnson Street Suite 302 Dallas, Georgia	30132
(Address of principal executive offices)	Zip Code

(678) 401-8601

Registrant’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2018, Staffing Group Ltd. (the “Company”), (OTCPINK: TSGL) announced the mutually agreed upon resignation of Mrs. Kimberly Thompson as President of the Company. The resignation is effective March 12, 2018.

In addition, Mrs. Thompson resigned her position as Director of the Company’s Board of Directors.

ITEM 8.01 Other Events.

On March 12, 2018, the Company closed its Headquarters in Dallas, Georgia and will be relocating to 717 Green Valley Road, Suite 200. North Carolina 27408.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAFFING GROUP LTD.

Date: March 14, 2018	By:	/s/ Jonathan Cross
	Name:	Jonathan Cross
	Title:	Chairman/Chief Executive Officer

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